                        CAPITAL SECURITIES EXCHANGE AND
                         REGISTRATION RIGHTS AGREEMENT

CAPITAL SECURITIES EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of January 13, 1997, by and among Aon Capital A, a Delaware business trust (the "Trust"), Aon Corporation, a Delaware corporation ("Aon"), and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co. (collectively, the "Purchasers") of the 8.205% Capital Securities of the Trust.

     1. Certain Definitions. For purposes of this Capital Securities Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

     (a) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     (b) "Debenture Exchange and Registration Rights Agreement" means the Debenture Exchange and Registration Rights Agreement in respect of the Debentures dated as of January 13, 1997 among Aon, the Trust and the Purchasers.

     (c) "Debentures" means the 8.205% Junior Subordinated Deferrable Interest Debentures due January 1, 2027 of Aon, to be issued pursuant to the Indenture.

     (d) "Effective Time", in the case of (i) an Exchange Offer, means the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and (ii) a Shelf Registration, means the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

     (e) "Exchange Act" means the Securities Exchange Act of 1934, or any successor thereto, as amended from time to time.

     (f) "Exchange Debentures" has the meaning set forth in Section 2(a) hereof.

     (g) "Exchange Guarantee" has the meaning set forth in Section 2(a) hereof.

     (h) "Exchange Offer" has the meaning set forth in Section 2(a) hereof.

     (i) "Exchange Registration" has the meaning set forth in Section 3(c) hereof.

     (j) "Exchange Securities" has the meaning set forth in Section 2(a) hereof.

     (k) "Guarantee" means the Guarantee of Aon with respect to the Securities, to the extent set forth in the Guarantee Agreement.

     (l) "Guarantee Agreement" means the Capital Securities Guarantee Agreement dated as of January 13, 1997 between Aon and The Bank of New York, as Guarantee Trustee (together with its successors and assigns, "Guarantee Trustee"), for the benefit of the holders of the Securities.

     (m) "Guarantee Exchange and Registration Rights Agreement" means the Guarantee Exchange and Registration Rights Agreement in respect of the Guarantee dated as of January 13, 1997 among Aon, the Trust and the Purchasers.

     (n) The term "holder" means each of the Purchasers for so long as it owns any Registrable Securities, and its respective successors and assigns who acquire Registrable Securities from time to time, directly or indirectly, from such person or from any successor or assign of such person, in each case for so long as such person owns any Registrable Securities.

     (o) "Indemnified Person" has the meaning set forth in Section 6(a) hereof.

     (p) "Indenture" means the Indenture dated as of January 13, 1997, between Aon and The Bank of New York, as Debenture Trustee, as supplemented by the First Supplemental Indenture dated as of January 13, 1997, and as further amended or supplemented from time to time.

     (q) "Issue Date" means January 13, 1997.

     (r) "Liquidation Amount" means the stated liquidation preference of the Securities.

     (s) "New Guarantee Agreement" has the meaning set forth in the Guarantee Exchange and Registration Rights Agreement.

     (t) The term "person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     (u) "Purchase Agreement" means the Purchase Agreement dated January 8, 1997, among Aon, the Trust and the Purchasers.

     (v) "Registrable Securities" means the Securities; provided, however, that such Securities shall cease to be Registrable Securities when

          (i) the Exchange Offer is conducted as contemplated in Section 2(a); provided that, prior to the consummation of the Exchange Offer, existing Commission interpretations have not been changed such that the Exchange Securities received by holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder (other than a Restricted Holder) without restriction under the Securities Act in the circumstances contemplated by Section 2(a); and provided further, that any Exchange Security received by a broker-dealer in an Exchange Offer exchange for a Registrable Security that was not acquired by the broker-dealer directly from the Trust will also be a Registrable Security through and including the earlier of the 90th day after the Exchange Offer is completed or such time as such broker-dealer no longer owns such Security; and provided further, however, that any such Securities that, pursuant to the last two sentences of Section 2(a) hereof, are included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be Registrable Securities with respect to Sections 5, 6 and 9 until resale of such Exchange Securities has been effected within the 90-day period referred to in Section 2(a) hereof;

          (ii) in the circumstances contemplated by Section 2(b), a registration statement registering such Securities (and, in the circumstances contemplated by Section 2(b), other than a registration statement filed in addition to the Exchange Offer, also registering the underlying Debentures and the related Guarantee) under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement;

          (iii) such Securities are sold pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act, is removed by the Trust or pursuant to the Trust Agreement or such Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or

          (iv)  such Securities shall cease to be outstanding.

     (w) "Registration Default" has the meaning set forth in Section 2(c) hereof.

     (x) "Registration Expenses" has the meaning set forth in Section 4 hereof.

     (y) "Restricted Holder" means (i) a holder that is an affiliate of the Trust or of Aon within the meaning of Rule 405 under the Securities Act, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities or (iv) a broker-dealer who receives Securities for its own account but did not acquire the Securities as a result of market-making activities or other trading activities.

     (z) "Resale Period" has the meaning set forth in Section 2(a) hereof.

     (aa) "Securities" means, collectively, the $800,000,000 aggregate Liquidation Amount of the 8.205% Capital Securities, Liquidation Amount $1,000 per Capital Security, of the Trust to be issued and sold to the Purchasers, and any securities issued in exchange therefor or in lieu thereof pursuant to the Trust Agreement.

     (bb) "Securities Act" means the Securities Act of 1933, or any successor thereto, as amended from time to time.

     (cc) "Shelf Registration" has the meaning set forth in Section 2(b) hereof.

     (dd) "Special Distributions" has the meaning set forth in Section 2(c) hereof.

     (ee) "Special Interest" has the meaning set forth in Section 2(c) hereof.

     (ff) "Trust Agreement" means the Amended and Restated Trust Agreement dated as of January 13, 1997 among Aon, as Depositor, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust.

     (gg) "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as amended from time to time.

     Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Capital Securities Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Capital Securities Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

     2. Registration Under the Securities Act.

     (a) Except as set forth in Section 2(b) below, Aon and the Trust agree, jointly and severally, to use their reasonable best efforts to file under the Securities Act, as soon as practicable, but no later than 150 days after the Issue Date, a registration statement relating to an offer to exchange (the "Exchange Offer") any and all of the Securities for a like aggregate Liquidation Amount of capital securities of the Trust which are substantially identical to the Securities (and which are entitled to the benefits of the Trust Agreement which will be qualified under the Trust Indenture Act) except that they have been registered pursuant to an effective registration statement under the Securities Act and such new capital securities will not contain provisions for Special Distributions or provisions restricting transfer in the absence of registration under the Securities Act (such new capital securities hereinafter called "Exchange Securities") for any or all of the Registrable Securities. Such registration statement shall also relate to, and the consummation of the Exchange Offer shall be conditioned upon the consummation of, an offer to exchange the Debentures for substantially identical debentures of Aon pursuant to the Debenture Exchange and Registration Rights Agreement (the "Exchange Debentures") and to an offer to exchange the Guarantee for a substantially identical guarantee of Aon pursuant to the Guarantee Exchange and Registration Rights Agreement (the "Exchange Guarantee"). Aon and the Trust agree, jointly and severally, to use their reasonable best efforts to cause such registration statement to become effective under the Securities Act within 180 days of the Issue Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply in all material respects with all applicable tender offer rules and regulations under the Exchange Act. Aon and the Trust further agree, jointly and severally, to commence the Exchange Offer promptly after such registration statement has become effective and to hold the Exchange Offer open for at least 30 calendar days, and the Trust agrees to issue Exchange Securities for all Registrable Securities that have been validly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act, it being understood that broker-dealers receiving Exchange Securities will be subject to certain prospectus delivery requirements with respect to resale of the Exchange

Securities. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Trust having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Trust having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been validly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. Aon and the Trust agree, jointly and severally, (x) to include in the registration statement a prospectus for use in connection with any resales of Exchange Securities by a broker-dealer, other than resales of Exchange Securities received by a broker-dealer pursuant to the Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Trust, and (y) to the extent any broker-dealer participates in the Exchange Offer and notifies Aon or causes Aon to be notified in writing that it is a participating broker-dealer, to use their reasonable efforts to keep such registration statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such shorter period if all Exchange Securities received by such broker-dealer in exchange for Registrable Securities acquired for its own account as a result of market-making or other trading activities have been disposed of by such broker-dealer; and no broker-dealers shall be authorized by Aon to, and shall not, deliver such Prospectus after such period in connection with resales contemplated by this Section 2(a) or otherwise; it being understood that, notwithstanding anything in this Capital Securities Exchange and Registration Rights Agreement to the contrary, Aon shall not be required to comply with any provision of this Section 2(a) or any other provision of this Capital Securities Exchange and Registration Rights Agreement relating to the distribution of Exchange Securities by broker-dealers, to the extent that Aon reasonably concludes that compliance with such provision is no longer required by applicable law or interpretation of the Staff of the Commission. With respect to such registration statement, each broker-dealer that holds Exchange Securities received in the Exchange Offer in exchange for Registrable Securities not acquired by it directly from the Trust shall have the benefit of the rights of indemnification and contribution set forth in Section 6 hereof.

     (b) If (i) on or prior to the consummation of the Exchange Offer existing Commission interpretations are changed such that the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer has not been consummated within 210 days following the Issue Date or (iii) the Purchasers so request (but only with respect to the Securities) within 60 days after the consummation of the Exchange Offer with respect to any Securities held by them which are not freely transferable following consummation of the Exchange Offer, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), Aon and the Trust shall file under the Securities Act, as soon as practicable, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities (or, in the case of clause (iii), of the Securities held by the Purchasers for resale by the Purchasers), pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). Unless the Shelf Registration has been filed in addition to conducting the Exchange Offer contemplated by Section 2(a), the Shelf Registration shall also provide for the registration of the Debentures pursuant to the Debenture Exchange and Registration Rights Agreement and for the registration of the Guarantee pursuant to the Guarantee Exchange and Registration Rights Agreement. Aon and the Trust agree, jointly and severally, to use their reasonable best efforts to cause the Shelf Registration to become or be declared effective and to keep such Shelf Registration continuously effective for a period ending on the earlier of (A) the third anniversary of the Issue Date (or, in the case of clause (iii) above, the first anniversary) or (B) the later of (i) such time as there are no longer any Registrable Securities outstanding or (ii) as required under the Debenture Exchange and Registration Rights Agreement. Aon and the Trust further agree, jointly and severally, to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by Aon and the Trust for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and Aon and the Trust agree, jointly and severally, to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

     (c) In the event that (i) Aon and the Trust have not filed the registration statement relating to the Exchange Offer (or, if applicable, the Shelf Registration) on or before the 150th day after the Issue Date, or (ii) such registration statement (or, if applicable, the Shelf Registration) has not become effective or been declared effective by the Commission on or before the 180th day after the Issue Date, or (iii) any of the Exchange Offer, the exchange offer contemplated by the Guarantee Exchange and Registration Rights Agreement and the exchange offer contemplated by the Debenture Exchange and Registration Rights Agreement has not been completed within 210 days after the Issue Date (if the Exchange Offer is then required to be made) or (iv) any registration statement required by Section 2(a) or 2(b) is filed and declared effective but shall thereafter cease to be effective for five business days (except as specifically permitted herein) without being succeeded by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), then interest will accrue (in addition to the stated interest rate on the Debentures) at the rate of 0.25% per annum on the principal amount of the Debentures, and the distributions will accumulate (in addition to the stated distribution rate on the Securities) at the rate of 0.25% per annum on the Liquidation Amount of the Securities, for the period from the occurrence of the Registration Default until such time as no Registration Default is in effect. Such additional interest (the "Special Interest") and such additional distributions (the "Special Distributions") will be payable in cash semi-annually in arrears on each January 1 and July 1 in accordance with, and subject to the deferral provisions of, the Indenture and the Trust Agreement, respectively. Special Interest, if any, and Special Distributions, if any, will be computed on the basis of a 365 or 366 day year, as the case may be, and the number of days actually elapsed.

     (d) Any reference herein to a registration statement shall be deemed to include any document incorporated therein by reference as of the applicable Effective Time and any reference herein to any post-effective amendment to a registration statement shall be deemed to include any document incorporated therein by reference as of a time after such Effective Time.

     3. Registration Procedures.

     If Aon and the Trust file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

     (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, Aon shall qualify the Indenture, the New Guarantee Agreement and the Trust Agreement under the Trust Indenture Act.

     (b) In the event that such qualification would require the appointment of a new trustee under any of the Indenture, the New Guarantee Agreement or the Trust Agreement, such new trustee shall be appointed thereunder pursuant to the applicable provisions thereof.

     (c) In connection with the joint and several obligations of Aon and the Trust with respect to the registration of the Exchange Securities, the Exchange Guarantee and the Exchange Debentures, as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, Aon and the Trust shall, as soon as reasonably possible (or as otherwise specified):

               (i) prepare and file with the Commission, as soon as practicable but no later than 150 days after the Issue Date, a registration statement with respect to the Exchange Registration on any form which may be utilized by Aon and the Trust and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a) hereof, and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

               (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

               (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of the receipt of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information,
          (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening by the Commission of any proceedings for that purpose, (D) if at any time the joint and several representations and warranties of Aon and the Trust contemplated by
          Section 5 cease to be true and correct in all material respects, (E) of the receipt by either Aon or the Trust of any notification with respect to the suspension of the qualification of the Exchange Securities and the Exchange Guarantee for sale in any United States jurisdiction or the initiation or, to Aon's or the Trust's knowledge, threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (iv) in the event that Aon and the Trust would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (v) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

               (vi) use their reasonable best efforts to (A) register or qualify the Exchange Securities and the Exchange Guarantee under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither Aon nor the Trust shall be required for any such purpose to (1) qualify to do business in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi),
          (2) consent to general service
          of process in any such jurisdiction or (3) in the case of Aon, make any changes to its charter or by-laws or any agreement between it and its stockholders or in the case of the Trust, make any changes to the Trust Agreement;

               (vii) use their reasonable best efforts to obtain the consent or approval of each United States governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

               (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

               (ix) comply with all applicable rules and regulations of the Commission, and make generally available to all holders of Securities as soon as practicable but no later than eighteen months after the Effective Time, an earnings statement of Aon and its subsidiaries complying with Section 11 (a) of the Securities Act (including, at the option of Aon, Rule 158 thereunder).

     (d) In connection with the joint and several obligations of Aon and the Trust with respect to the Shelf Registration, if applicable, Aon and the Trust shall use their reasonable best efforts to cause the Shelf Registration to become effective to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, Aon and the Trust shall as soon as reasonably possible (or as otherwise specified):

               (i) prepare and file with the Commission, as soon as practicable, a registration statement with respect to the Shelf Registration on any form which may be utilized by Aon and the Trust and which shall permit the disposition of the Registrable Securities in accordance with the intended method or methods thereof, as specified in writing to Aon and the Trust by the holders of the Registrable Securities and use their reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter;

               (ii) as soon as practicable, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement and furnish to the holders of the Registrable Securities copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

               (iii) comply with the provisions of the Securities Act applicable to Aon or the Trust in connection with the disposition of all of the

          Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof, set forth in such registration statement;

               (iv) provide (A) the holders of the Registrable Securities to be included in such registration statement and not more than one counsel for all the holders of such Registrable Securities, (B) the underwriters (which term, for purposes of this Capital Securities Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor and (D) one counsel for such underwriters or agents, if any, reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

               (v) for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at Aon's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(iv) who shall certify to Aon and the Trust that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of Aon and the Trust, and cause the officers, employees, counsel and independent certified public accountants of Aon and the Trust to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by Aon as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise, except by disclosure by such party in breach of this Agreement), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to, and only to the extent required by, the requirements of such order, and only after such person shall have given Aon prompt prior written notice of such requirement);

               (vi) promptly notify the selling holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening by the Commission of any proceedings for that purpose, (D) if at any time the joint and several representations and warranties of Aon and the Trust contemplated by Section 3(d)(xv)(A) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by either Aon or the Trust of any notification with respect to the suspension of the qualification of the Registrable Securities and the Guarantee for sale in any jurisdiction or, to Aon's or the Trust's knowledge, the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (vii) use their best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

               (viii) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder or counsel for the holders of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the Liquidation Amount or the principal amount, as the case may be, of Registrable Securities being sold by any holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities, to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (ix) furnish to each holder of Registrable Securities, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(iv) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and each of Aon and the Trust hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such party by Aon and the Trust, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

               (x) use their reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement and the Guarantee under such securities laws or blue sky laws of such jurisdictions as any holder of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of Registrable Securities; provided, however, that neither Aon nor the Trust shall be required for any such purpose to
          (1) qualify to do business in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this
          Section 3(d)(x), (2) consent to general service of process in any such jurisdiction, (3) in the case of Aon, make any changes to its charter or by-laws or any agreement between it and its shareholders or, in the case of the Trust, make any changes to the Trust Agreement;

               (xi) use their reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

               (xii) cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

               (xiii) provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

               (xiv) enter into not more than one underwriting agreement, engagement letter, agency agreement, "best efforts" underwriting agreement or similar agreement, as appropriate, including (without limitation) provisions relating to indemnification and contribution substantially the same as those set forth in Section 6 hereof, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 25% in aggregate Liquidation Amount, or in aggregate principal amount, as the case may be, of the Registrable Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, that Aon and the Trust shall not be required to (i) enter into any such agreement more than once with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which Aon and the Trust shall have then undertaken or (ii) enter into any engagement letter, agency agreement, "best effort" underwriting agreement or similar agreement whatsoever with respect to the Registrable Securities, and provided further, that Aon and the Trust shall not be obligated to enter into any such agreement with a broker-dealer which results in the need for a "qualified independent underwriter" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time (the "Rules and By-Laws of NASD"));

               (xv) whether or not an agreement of the type referred to in Section (3)(d)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof substantially the same as those set forth in Section 1 of the Purchase Agreement and such other representations and warranties as are customarily made with respect to the offering of debt securities pursuant to any appropriate agreement or to a registration statement on the applicable form under the Securities Act; (B) obtain an opinion or opinions of counsel to Aon and the Trust substantially the same as the opinions provided for in Section 5 of the Purchase Agreement with such additions, substitutions or deletions of such matters as are customarily covered in opinions for an underwritten offering, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall also include, without limitation, the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Registrable Securities, this Capital Securities Exchange and Registration Rights Agreement or any agreement of the type referred to in Section (3)(d)(xiv) hereof, except such approvals as may be required under state securities or blue sky laws; and the compliance in all material respects as to form of such registration statement and any documents incorporated by reference therein and of the Indenture, the Guarantee Agreement and the Trust Agreement with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder, respectively); and, such opinion shall also state that such counsel has no reason to believe that, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, such registration statement and the prospectus included therein, as then amended or supplemented, and the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) contains or contained an untrue statement of a material fact or omits or omitted to state therein a material fact necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of Aon and the Trust addressed to the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement;
          (D) deliver such other documents and certificates, including officers' certificates, as may be reasonably requested by any holders of at least 25% in aggregate Liquidation Amount, or in aggregate principal amount, as the case may be, of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by Aon and the Trust; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

               (xvi) notify in writing each holder of Registrable Securities of any proposal by Aon and the Trust to amend or waive any provision of this Capital Securities Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

               (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules and By-Laws of NASD) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by (A) if such Rules or By-Laws, including Schedule E thereto (or any successor thereto), shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be required by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules and By-Laws of NASD; and

               (xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its holders of the Securities as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earnings statement of Aon and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of Aon, Rule 158 thereunder).

     (e) In the event that Aon and the Trust would be required, pursuant to
Section 3(d)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, Aon and the Trust shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each broker-dealer holding Exchange Securities and each holder of Registrable Securities agrees that upon receipt of any notice from Aon and the Trust pursuant to Section 3(c)(iii)(F) or 3(d)(vi)(F) hereof, as the case may be, such holder shall forthwith discontinue the disposition of Exchange Securities or Registrable Securities, as the case may be, pursuant to the registration statement applicable to such Exchange Securities or Registrable Securities, as the case may be, until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by Aon and the Trust, such holder shall deliver to Aon (at Aon's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Exchange Securities or Registrable Securities, as the case may be, at the time of receipt of such notice.

     (f) Aon and the Trust may require each holder of Registrable Securities as to which any registration is being effected to furnish in writing to Aon and the Trust such information regarding such holder and such holder's intended method of distribution of such Registrable Securities as Aon and the Trust may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such holder agrees to notify Aon and the Trust as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to Aon and the Trust or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder's intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to Aon and the Trust any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such holder shall comply with the provisions of the Securities Act applicable to such holder with respect to the disposition by such holder of Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by such holder set forth in such registration statement.

     (g) Until the expiration three years after the Issue Date, Aon will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act or any exemption therefrom; provided, however, that, for purposes of this paragraph, "affiliates" shall not include the Purchasers or any of their affiliates other than Aon and its subsidiaries, officers, managers and directors.

     (h) If Aon and the Trust file with the Commission a registration statement in respect of the Exchange Offer pursuant to Section 2(a), then Aon and the Trust shall also file with the Commission a registration statement under Section 12 of the Exchange Act and the rules and regulations promulgated thereunder related to the Exchange Securities (and the Securities and the Registrable Securities, if any). Aon and the Trust shall use their reasonable best efforts to cause such registration statement to become effective prior to the 120th day of the fiscal year of the Trust next succeeding the fiscal year in which the Exchange Offer has been consummated.

     (i) Aon and the Trust may require each holder of Registrable Securities as to which a registration statement is being effected pursuant to Section 2(a), as a condition to such holder's eligibility to exchange the Registrable Securities for the Exchange Securities, that such holder furnish to Aon and the Trust (or an agent thereof) in writing information as to the number of "beneficial owners" (within the meaning of Rule 13d-3 under the Exchange Act) on behalf of whom such holder holds the Registrable Securities that such holder desires to exchange for the Exchange Securities.

     4. Registration Expenses.

     If Aon and the Trust file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

     Aon agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the performance by Aon and the Trust or compliance with this Capital Securities Exchange and Registration Rights Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities and the Guarantee for offering and sale under the state securities and blue sky laws referred to in
Section 3(d)(x) hereof, including reasonable fees and disbursements of counsel in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, and the certificates representing the Securities and all documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Debenture Trustee under the Indenture, the Issuer Trustees under the Trust Agreement and the Guarantee Trustee under the Guarantee Agreement and of any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of Aon's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of Aon and the Trust (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xvii) hereof, (i) fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate Liquidation Amount, or the aggregate principal amount, as the case may be, of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by Aon or the Trust in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, Aon shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a written request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above, transfer taxes on resale of any of the Securities by such holders and any advertising or solicitation expenses other than expenses specifically referred to above incurred by or on behalf of such holders in connection with any offers they may make.

     5. Representations and Warranties.

     Aon and the Trust, jointly and severally, represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Registrable Securities that:

     (a) Each registration statement covering Registrable Securities, the Guarantee, if applicable, and the Debentures and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to
Section 3(d)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act, the rules and regulations of the Commission promulgated thereunder and any such registration statement and any amendment thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any such prospectus or any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and at all times subsequent to the Effective Time of any such registration statement when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to
Section 3(c)(iii)(F) or Section 3(d)(vi)(F) hereof until (ii) such time as Aon and the Trust furnish an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) hereof, as the case may be, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d)(ix) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Aon and the Trust by a holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof expressly for use therein.

     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Aon and the Trust by a holder of Registrable Securities expressly for use therein.

     (c) The representations and warranties of the Trust and Aon contained in
Section 1 of the Purchase Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof.

     6. Indemnification.

     (a) Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein, and as an inducement to the Purchasers to purchase the Securities, the Trust and Aon, jointly and severally, agree to indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities and each person, if any, who controls such holder, or such placement or sales agent, if any, or such underwriter, if any, within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act (each an "Indemnified Person") as follows:

               (i) against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus (or any amendment or supplement thereto) contained in such registration statement or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission that was made in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Trust and Aon by, or on behalf of, such Indemnified Person expressly for use in such registration statement or such preliminary, final or summary prospectus (or any amendment or supplement thereto);

               (ii) against any and all losses, claims, damages and liabilities whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by, or on behalf of, such Indemnified Person as aforesaid), if such settlement is effected with the written consent of the Trust and Aon; and

               (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by such Indemnified Person), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information relating to such Indemnified Person furnished by, or on behalf of, such Indemnified Person as aforesaid) to the extent that any such expense is not paid under (i) or (ii) above.

provided, however, that indemnification with respect to any prospectus shall not inure to the benefit of any holder of Registrable Securities or Exchange Securities from whom the Person asserting any loss, claim, damage, liability or expense purchased such Securities, if a copy of the prospectus (as then amended or supplemented and furnished by Aon to such holder) was not sent or given by or on behalf of such holder to such person if such is required by law at or prior to the sale of such Registrable Securities or Exchange Securities, as the case may be, and if the prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

     (b) Aon may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any placement or underwriting agreement with respect thereto, that Aon shall have received an undertaking reasonably satisfactory to them from the holder of such Registrable Securities and from each placement agent or underwriter named in any such placement agreement or underwriting agreement, severally and not jointly, to indemnify and hold harmless the Trust and Aon and each person, if any, who controls the Trust or Aon within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, claim, damage, liability and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein as furnished by the Trust or Aon to any such holder, agent or underwriter (or any amendment or supplement thereto), in reliance upon and in conformity with written information relating to such holder, or such placement or sales agent, if any, or such underwriter, if any, furnished to the Trust and Aon by or on behalf of such holder, or such placement or sales agent, if any, or such underwriter, if any, expressly for use in such registration statement or such preliminary, final or summary prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, however, that when more than one of such holders, such placement or sales agents, if any, or such underwriters, if any, is an indemnified party, each such holder, placement or sales agent or such underwriter, as the case may be, shall be entitled to separate counsel (in addition to any local counsel) in each such jurisdiction to the extent such holder, placement or sales agent or such underwriter, as the case may be, may have interests conflicting with those of the other holder, placement or sales agent or such underwriter, as the case may be. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unavailable to such holders, such placement or sales agents, if any, or such underwriters, if any, in accordance with its terms, the Trust, Aon and such holders, such placement and sales agents, if any, and such underwriters, if any, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Trust, Aon and such holders, such placement and sales agents, if any, and such underwriters, if any, in such proportions as is appropriate to reflect the relative benefits received by the Trust and Aon on the one hand and such holders, such placement and sales agents, if any, and such underwriters, if any, on the other. The relative benefits received by the Trust and Aon on the one hand and such holders, such placement and sales agents, if any, and such underwriters, if any, on the other shall be deemed to be in such proportion represented by the percentage that the total commissions and underwriting discounts received by such holders, such placement and sales agents, if any, and such underwriters, if any, to the date of such liability bears to the total sales price (before deducting expenses) received by the Trust and such holders, such placement and sales agents, if any, and such underwriters, if any, from the sale of such Securities made to the date of such liability, and the Trust and Aon are jointly and severally responsible for the balance. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if such holders, such placement and sales agents, if any, and such underwriters, if any, failed to give the notice required under this subsection (c), then the Trust, Aon and such holders, such placement and sales agents, if any, and such underwriters, if any, shall contribute to such aggregate losses, liabilities, claims, damages and expenses in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and Aon on the one hand and such holders, such placement and sales agents, if any, and such underwriters, if any, on the other in connection with the statements or omissions which resulted in such liabilities, claims, damages and expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and Aon on the one hand or is supplied by, or on behalf of, such holders, such placement or sales agents, if any, and such underwriters, if any, on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, Aon and such holders, such placement or sales agents, if any, and such underwriters, if any, agree that it would not be just and equitable if contributions pursuant to this paragraph were determined pro rata (even if such holders, such placement or sales agents, if any, and such underwriters, if any, were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this paragraph, such holders, such placement or sales agents, if any, and such underwriters, if any, shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in the second sentence of this paragraph that were offered and sold to the public through such holders, such placement or sales agents, if any, and such underwriters, if any, exceeds the amount of any damages that such holders, such placement or sales agents, if any, and such underwriters, if any, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled under this paragraph to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls any such holders, such placement or sales agents, if any, and such underwriters, if any, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such holders, such placement or sales agents, if any, and such underwriters, if any, and each person, if any, who controls the Trust or Aon within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Trust or Aon.

     7. Underwritten Offerings.

     (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate Liquidation Amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Trust and Aon.

     (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     (c) Consolidated Earnings Statements. In the event of an underwritten offering, Aon agrees to make generally available to holders of Securities as soon as practicable, but in any event not later than eighteen months after the effective date of the applicable registration statement (as defined in Rule 158(c) under the Securities Act), a consolidated earnings statement of Aon (which need not be audited) complying with Section 11 (a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of Aon, Rule 158 under the Securities Act)

     8. Rule 144.

     Aon covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, Aon shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to make Rule 144 available to such holder for the sale of Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, Aon shall deliver to such holder a written statement as to whether it has complied with such requirements.

     9. Miscellaneous.

     (a) No Inconsistent Agreements. Each of the Trust and Aon represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Capital Securities Exchange and Registration Rights Agreement and that the Debenture Exchange and Registration Rights Agreement and the Guarantee Exchange and Registration Rights Agreement should be construed to be consistent with the terms hereof.

     (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Capital Securities Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Capital Securities Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: if to the Trust or to Aon, then to Aon Corporation, 123 North Wacker Drive, Chicago, Illinois, 60606,
Attention: Treasurer, and if to a holder, to the address of such holder set forth in the security register or other records of the Trust, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (d) Parties in Interest. All the terms and provisions of this Capital Securities Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any holder of Registrable Securities shall become a holder of Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Capital Securities Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Capital Securities Exchange and Registration Rights Agreement. If Aon shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the terms hereof.

     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Capital Securities Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer. In addition, the respective indemnities, representations and warranties set forth herein shall survive the termination hereof.

     (f) LAW GOVERNING. THIS CAPITAL SECURITIES EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Capital Securities Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Capital Securities Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Capital Securities Exchange and Registration Rights Agreement.

     (h) Entire Agreement; Amendments. This Capital Securities Exchange and Registration Rights Agreement and the other agreements referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Capital Securities Exchange and Registration Rights Agreement and such other agreements referred to herein supersede all prior agreements and understandings between the parties with respect to its subject matter. This Capital Securities Exchange and Registration Rights Agreement may be amended and the observance of any term of this Capital Securities Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by Aon, the Trust and the holders of at least 66-2/3 percent in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

     (i) Inspection. For so long as this Capital Securities Exchange and Registration Rights Agreement shall be in effect, this Capital Securities Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the registered holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of Aon at the address thereof set forth in
Section 9(c) above.

     (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     (k) Termination. Except for the respective indemnities, representations and warranties set forth herein, this Capital Securities Exchange and Registration Rights Agreement shall terminate when all the Securities, Exchange Securities and Registrable Securities cease to be outstanding.

This Capital Securities Exchange and Registration Rights Agreement is hereby executed as of the day and year first above written.


                                   AON CORPORATION


                                   By: /s/ Harvey N. Medvin
                                      -------------------------------------
                                           Name:  Harvey N. Medvin
                                           Title: Executive Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer

                                   AON CAPITAL A



                                   By: /s/ Harvey N. Medvin
                                      --------------------------------------
                                           Name: Harvey N. Medvin
                                           Administrative Trustee


                                   MORGAN STANLEY & CO. INCORPORATED

                                   As Representative of the Purchasers named in
                                   Schedule I to the Purchase Agreement

                                   By: /s/ Michael Fusco
                                      --------------------------------------
                                           (Morgan Stanley & Co. Incorporated)

                                   Acting severally, and not jointly and
                                   severally, on behalf of themselves and each of the Purchasers named in Schedule I to the Purchase Agreement